Discontinued operations	12 Months Ended
Dec. 31, 2018
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
Note 5 – Discontinued operations

On December 14, 2017, the Company entered into a sale agreement and related agreements (the “EDLC Agreements”) to transfer its Electric Double-Layer Capacitor (“EDLC”) carbon business (including intellectual property rights and equipment) to Zhejiang Apeikesi Energy Co., Ltd. (the “Buyer”), a PRC start-up company controlled by Dr. Zaihua Chen, the Registrant’s former CTO. Pursuant to the EDLC Agreements, total purchase price was approximately
$2.5
million
(RMB 16 million) (the “Purchase Price”). The purchase price is payable in ten years with initial payment of approximately $0.7 million (RMB 4.48 million) due in fiscal 2017. The remaining purchase price shall be paid in nine equal installments in the following nine years. The Buyer is required to pay annual interest on the remaining purchase price at the PRC prime borrowing rate.

During the year ended December 31, 2018, the Company further closed the business operation of Lishui Zhongzhu and Tantech Babiku, and is planning to sell Tantech Energy’s remaining operation, due to business strategy change. In connection with the discontinued operations of the above businesses, certain assets and liabilities as of December 31, 2017 and 2016, the revenue and expenses for the years ended December 31, 2017 and 2016 have been retrospectively reclassified as discontinued operations.

The aggregated financial results of the discontinued business are set forth below.

	December 31	December 31
	2018	2017
Cash and cash equivalent	$32,919	$223,131
Accounts receivable	5,257,684	5,422,031
Inventory	475,827	218,157
Advances to suppliers	2,647,415	6,303,201
Prepaid value-added taxes	72,742	162,010
Other receivables	26,567	3,505
Total current assets from discontinued operations	8,513,154	12,332,035

Accounts receivable from EDLC business	1,235,489	1,502,518
Property, plant and equipment, net	6,012,285	6,508,968
Intangible assets, net	1,310,741	1,500,286
Total non-current assets from discontinued operations	8,558,515	9,511,772
Total assets from discontinued operations	17,071,669	21,843,807
Accounts payable	1,038,888	1,851,442
Customer deposits	337,743	196,935
Taxes payable	140,212	253,790
Accrued liabilities and other payables	145,409	154,767
Total current liabilities from discontinued operations	1,662,252	2,456,934
Total liabilities from discontinued operations	$1,662,252	$2,456,934

	Years ended December 31,
	2018	2017	2016

Revenue	$9,107,922	$4,189,190	$7,763,332
Cost of revenues	9,116,707	2,097,436	7,242,578
Gross profit (loss)	(8,785)	2,091,754	520,754
Operating expenses	1,687,287	4,187,168	2,876,556
Loss from operations	(1,696,072)	(2,095,414)	(2,355,802)
Other income (expense), net	1,779,439	2,168,132	(2,065)
Net income (loss) before tax	83,367	72,718	(2,357,867)
Income taxes	-	7,168	-
Net income (loss) from discontinued operations, net of tax	$83,367	$65,550	$(2,357,867)